EXHIBIT 99

[ALLETE LOGO]                                 For Release:     April 25, 2003
                                              Contact:         Eric Olson
                                                               218-723-3947
                                                               eolson@allete.com

                                              Investor         Tim Thorp
                                              Contact:         218-723-3953
                                                               tthorp@allete.com

NEWS

                  ALLETE REPORTS SOLID FIRST-QUARTER EARNINGS

DULUTH, Minn.-ALLETE, Inc. (NYSE: ALE) today reported first quarter 2003 earnings of 54 cents per share, compared with 44 cents per share reported for the first quarter a year ago. Net income was $44.3 million on revenue of $422.9 million compared with $35.2 million of net income on $368.3 million of revenue in the first quarter of 2002.

"We are satisfied with the overall financial results for the quarter and are on track to meet our total year expectations," said Dave Gartzke, ALLETE Chairman, President and CEO.

Increased wholesale power sales and prices resulted in ENERGY SERVICES net income of $12.2 million compared with $9.1 million in the first quarter of 2002. AUTOMOTIVE SERVICES revenue climbed 12 percent and net income increased 7 percent in spite of difficult market conditions that resulted in flat sales volume at ADESA auctions compared to last year.

In addition to net income from Water Services, this quarter's earnings from DISCONTINUED OPERATIONS included a $9.8 million after-tax gain on the condemnation sale of a utility system at Amelia Island, Florida. This more than offset $7.4 million of after-tax expenses associated with efforts to sell the Water Services businesses. In 2002, Discontinued Operations included exit charges of $2.3 million.

The company also announced that representatives of its subsidiary, Florida Water Services Corporation, met on April 16, 2003 with leaders of local governments that have expressed an interest in purchasing the assets of Florida Water that serve their residents. The governmental entities at the meeting discussed acquiring directly from Florida Water approximately two-thirds of Florida Water's asset base. If it proceeds with this course of action, Florida Water would seek to sell the remaining one-third of its assets to other interested local governments, and the water systems not sold in this process would be sold to a private buyer.

ALLETE's corporate headquarters are located in Duluth, Minnesota. ALLETE's holdings include ADESA, the second largest wholesale vehicle auction network in North America; AFC, the leading provider of independent auto dealer financing; Minnesota Power, a low-cost electric utility that serves some of the largest industrial customers in the United States; and significant real estate holdings in Florida. For more information about ALLETE, visit the company's Web site at www.allete.com.

THE STATEMENTS CONTAINED IN THIS RELEASE AND STATEMENTS THAT ALLETE MAY MAKE ORALLY IN CONNECTION WITH THIS RELEASE THAT ARE NOT HISTORICAL FACTS, ARE FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES AND INVESTORS ARE DIRECTED TO THE RISKS DISCUSSED IN DOCUMENTS FILED BY ALLETE WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                      ###

                           [RECYCLE LOGO] recycled paper
            ALLETE - 30 West Superior Street, Duluth, Minnesota 55802
                                 www.allete.com

ALLETE NEWS RELEASE                                                       PAGE 2
--------------------------------------------------------------------------------

                                                                 ALLETE, INC.
                                                       CONSOLIDATED STATEMENT OF INCOME
                                                FOR THE PERIODS ENDED MARCH 31, 2003 AND 2002
                                                      Millions Except Per Share Amounts
                                                                                                                   QUARTER ENDED
                                                                                                                2003           2002
------------------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUE
     Energy Services                                                                                           $179.1         $142.9
     Automotive Services                                                                                        232.9          208.8
     Investments                                                                                                 10.9           16.6
------------------------------------------------------------------------------------------------------------------------------------
         Total Operating Revenue                                                                                422.9          368.3
------------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
     Fuel and Purchased Power                                                                                    67.4           49.4
     Operations                                                                                                 276.2          246.2
     Interest                                                                                                    14.8           15.9
------------------------------------------------------------------------------------------------------------------------------------
         Total Operating Expenses                                                                               358.4          311.5
------------------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME FROM CONTINUING OPERATIONS                                                                      64.5           56.8
DISTRIBUTIONS ON REDEEMABLE
     PREFERRED SECURITIES OF ALLETE CAPITAL I                                                                     1.5            1.5
INCOME TAX EXPENSE                                                                                               24.6           21.7
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                                                                                38.4           33.6
INCOME FROM DISCONTINUED OPERATIONS                                                                               5.9            1.6
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                                                                     $ 44.3         $ 35.2
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE SHARES OF COMMON STOCK
     Basic                                                                                                       82.2           80.4
     Diluted                                                                                                     82.3           81.0
------------------------------------------------------------------------------------------------------------------------------------
BASIC AND DILUTED
     EARNINGS PER SHARE OF COMMON STOCK
         Continuing Operations                                                                                  $0.47          $0.42
         Discontinued Operations                                                                                 0.07           0.02
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                $0.54          $0.44
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS PER SHARE OF COMMON STOCK                                                                           $0.2825         $0.275
------------------------------------------------------------------------------------------------------------------------------------

                                   ALLETE, INC.
                            CONSOLIDATED BALANCE SHEET
                                     Millions
                                                           MAR. 31,     DEC. 31,
                                                             2003         2002
--------------------------------------------------------------------------------
ASSETS
Current Assets                                            $  749.7      $  658.4
Property, Plant and Equipment                              1,388.4       1,364.7
Investments                                                  172.6         170.9
Goodwill                                                     502.4         499.8
Other                                                        118.1         107.3
Discontinued Operations                                      342.5         346.1

--------------------------------------------------------------------------------
TOTAL ASSETS                                              $3,273.7      $3,147.2
--------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities                                       $  788.6      $  738.2
Long-Term Debt                                               670.2         661.3
Other Liabilities                                            290.3         277.4
Discontinued Operations                                      170.6         162.9
Mandatorily Redeemable Preferred
  Securities of ALLETE Capital I                              75.0          75.0
Shareholders' Equity                                       1,279.0       1,232.4
--------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                $3,273.7      $3,147.2
--------------------------------------------------------------------------------

ALLETE NEWS RELEASE                                                       PAGE 3
--------------------------------------------------------------------------------

                                                                                                                    QUARTER ENDED
                                                                                                                      MARCH 31,
ALLETE, INC.                                                                                                      2003        2002
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME
Millions
   Energy Services                                                                                               $12.2       $ 9.1
   Automotive Services                                                                                            26.7        24.9
   Investments and Corporate Charges                                                                              (0.5)       (0.4)
------------------------------------------------------------------------------------------------------------------------------------
   Income from Continuing Operations                                                                              38.4        33.6
   Income from Discontinued Operations<F1>                                                                         5.9         1.6
------------------------------------------------------------------------------------------------------------------------------------
     Net Income                                                                                                  $44.3       $35.2
------------------------------------------------------------------------------------------------------------------------------------

DILUTED EARNINGS PER SHARE
   Continuing Operations                                                                                         $0.47       $0.42
   Discontinued Operations<F1>                                                                                    0.07        0.02
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 $0.54       $0.44
------------------------------------------------------------------------------------------------------------------------------------

<F1> Discontinued operations included the operating results of ALLETE's Water Services businesses,  its auto transport business, its vehicle registration import business and its retail stores. During the first three months of 2002 ALLETE included $2.3 million, or $0.02 per share, in charges to complete the exit from its auto transport business and its retail stores.

                                                                                                                    QUARTER ENDED
                                                                                                                      MARCH 31,
ALLETE, INC.                                                                                                      2003        2002
------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL DATA

CORPORATE
     Common Stock
         High                                                                                                   $24.05      $29.43
         Low                                                                                                    $18.75      $24.25
         Close                                                                                                  $20.76      $29.09

     Book Value                                                                                                 $14.86      $13.87

ENERGY SERVICES
     Millions of Kilowatthours Sold

         Utility
              Retail
                Residential                                                                                      312.9       285.7
                Commercial                                                                                       326.4       314.6
                Industrial                                                                                     1,718.5     1,649.8
                Other                                                                                             20.5        19.8
              Resale                                                                                             407.9       442.9
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,786.2     2,712.8
         Nonregulated                                                                                            419.1        83.6
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,205.3     2,796.4
AUTOMOTIVE SERVICES
         Vehicles Sold
              Wholesale                                                                                        462,000     461,000
              Total Loss                                                                                        49,000      45,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               511,000     506,000

         Conversion Rate - Wholesale Vehicles                                                                    62.4%       65.6%

         Vehicles Financed                                                                                     233,000     237,000